UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 8, 2008
Metalico, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

186 North Ave. East, Cranford, New Jersey		07016

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (908) 497-9610
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
          In accordance with General Instruction B.2 to the Current Report on Form 8-K, the information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
          The Company is furnishing presentation materials, included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this item by reference, which are being presented by the Company at the Next Generation Equity Research Small and Midcap Investor Conference in New York on September 9, 2008 and the KeyBanc Capital Markets 2008 Basic Materials Conference in Boston on September 11, 2008. These materials will also be available on the Company’s website at www.metalico.com.
          The Company has observed rapid and significant reductions in commodity pricing for many metals during the third quarter, particularly Platinum Group Metals from catalytic converter recycling. This trend, coupled with anticipated exposure on unhedged metal, is resulting in a negative impact on the Company’s revenues and margins in the quarter to date. Although the Company does not provide specific guidance or interim financial information during quarters, it acknowledges it may need to confirm these recent trends in the commodity markets in the course of the presentations to be made at conferences in New York and Boston this week and related question-and-answer periods.
Forward Looking Statements
          This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent the Company’s management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s reports filed with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
Ex. 99.1    Investor Slide Presentation
          The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.
September 8, 2008	By:	/s/ Carlos E. Aguero
		Name:	Carlos E. Aguero
		Title:	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Ex. 99.1	Investor Slide Presentation